EXHIBIT 99.2

NEWS RELEASE
Cleveland-Cliffs Inc. Announces Pricing of an Additional $120,000,000 Senior Secured Notes due 2026
CLEVELAND - June 16, 2020 - Cleveland-Cliffs Inc. (NYSE: CLF) (“Cliffs”) announced today that it has priced an additional $120 million aggregate principal amount of Senior Secured Notes due 2026 (the “Additional Notes”) in an offering (the “Additional Notes Offering”) that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Additional Notes will bear interest at an annual rate of 6.75% and will be issued at a price of 99.250% of their principal amount.
The Additional Notes will be guaranteed on a senior secured basis by Cliffs’ material wholly owned domestic subsidiaries (subject to certain exceptions and permitted liens), and secured by (i) a first-priority lien on substantially all of Cliffs’ assets and the assets of the guarantors (other than accounts receivable and other rights to payment, inventory, as-extracted collateral, investment property, certain general intangibles and commercial tort claims, certain mobile equipment, commodities accounts, deposit accounts, securities accounts and other related assets and proceeds and products of each of the foregoing (collectively, the “ABL Collateral”)) and (ii) a second-priority lien on the ABL Collateral, which is junior to a first-priority lien for the benefit of the lenders under Cliffs’ senior secured asset-based credit facility (the “ABL Facility”).
The Additional Notes Offering is expected to close on June 19, 2020, subject to customary closing conditions.
Cliffs intends to use the net proceeds from the Additional Notes Offering to finance the construction of its hot briquetted iron (“HBI”) production plant. Pending such use, Cliffs intends to use the net proceeds from the Additional Notes Offering to temporarily reduce borrowings under its ABL Facility.
This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Additional Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States, to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Additional Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.
About Cleveland-Cliffs
Founded in 1847, Cleveland-Cliffs is among the largest vertically integrated producers of iron ore and steel in North America. With an emphasis on non-commoditized products, Cliffs is uniquely positioned to supply both customized iron ore pellets and sophisticated steel solutions to a quality-focused customer base, with an industry-leading market share in the automotive industry. A commitment to environmental sustainability is core to our business operations and extends to how we partner with stakeholders across our communities and the steel value chain. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 11,000 people across mining and steel manufacturing operations in the United States, Canada and Mexico.
Forward-looking Statements
This communication contains certain forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication, words such as “anticipate,” “assume,” “believe,” “build,” “continue,” “create,” “design,” “estimate,”

“expect,” “focus,” “forecast,” “future,” “goal,” “guidance,” “imply,” “intend,” “look,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “strategy,” “target,” “work,” “could,” “may,” “should,” “will,” “would” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements with respect to our business, strategy and plans, expectations relating to the merger (the “Merger”) between Cliffs and AK Steel Holding Corporation (“AK Steel”) and future financial condition and performance. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to the ongoing COVID-19 pandemic or otherwise, of one or more of our major customers, including customers in the automotive market, key suppliers or contractors, which, among other adverse effects, could lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; the uncertainty and weaknesses in global economic conditions, including downward pressure on prices caused by the COVID-19 pandemic, oversupply of imported products, reduced market demand and risks related to U.S. government actions with respect to Section 232 of the Trade Expansion Act (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, treaties or policies; the uncertainties associated with the highly competitive and highly cyclical steel industry and reliance on the demand for steel from the automotive industry; the continued volatility of steel and iron ore prices and other trends, which may impact the price-adjustment calculations under certain of our sales contracts; our ability to successfully diversify our product mix and add new customers for our Mining and Pelletizing segment beyond our traditional blast furnace clientele; our ability to cost-effectively achieve planned production rates or levels, including at our HBI production plant once construction is complete, and to resume full operations at certain facilities that are temporarily idled due to the COVID-19 pandemic; our ability to successfully identify and consummate any strategic investments or development projects, including our HBI production plant; the impact of our steelmaking customers reducing their steel production due to the COVID-19 pandemic, or increased market share of steel produced using methods other than those used by our customers, or increased market share of lighter-weight steel alternatives, including aluminum; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions and other general corporate purposes or ongoing needs of our business; our actual economic iron ore reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; problems or uncertainties with sales volume or mix, productivity, transportation, environmental liabilities, employee-benefit costs and other risks of the steel and mining industries; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; our ability to maintain appropriate relations with unions and employees; the ability of our customers, joint venture partners and third-party service providers to meet their obligations to us on a timely basis or at all; the events or circumstances that could impair or adversely impact the viability of a production plant or mine and the carrying value of associated assets, as well as any resulting impairment charges; the uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures, infectious disease outbreaks and other unexpected events; adverse changes in interest rates, foreign currency rates and tax laws; the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; our ability to realize the anticipated benefits of the Merger and to successfully integrate the businesses of AK Steel into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as realizing the estimated future synergies; additional debt we assumed or issued in connection with the Merger, as well as additional debt we incurred in connection with enhancing our liquidity during the COVID-19 pandemic, may negatively impact our credit profile and limit our financial flexibility; changes in the cost of raw materials and supplies; supply chain disruptions or poor quality of raw materials or supplies, including scrap, coal, coke and alloys; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; unanticipated costs associated with healthcare, pension and other postretirement benefits obligations; and other risks described under the caption “Risk Factors” in Cliffs’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and other periodic reports filed with the Securities and Exchange Commission.
Unless expressly stated otherwise, forward-looking statements are based on the expectations and beliefs of the Cliffs management team based on information currently available. Forward-looking statements are subject to inherent risks and uncertainties and are based on assumptions and estimates that are inherently affected by the operations and

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business environment of Cliffs, including economic, competitive, regulatory and operational risks, many of which are beyond the control of Cliffs and which are difficult to predict and may turn out to be wrong. The foregoing list of factors should not be construed to be exhaustive. There is no assurance that the actions, events or results of the forward-looking statements will occur, or, if any of them do, when they will occur or what effect they will have on the results of operations, financial condition or cash flows of Cliffs. In view of these uncertainties, Cliffs cautions that investors should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Cliffs undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Contacts
Investor Relations:
Paul Finan
Director, Investor Relations
(216) 694-6544
Media:
Patricia Persico
Director, Corporate Communications
(216) 650-0168
Source: Cleveland-Cliffs Inc.

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